SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          Form 8-K


                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)
                     August 25, 1995


       RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
       (Exact name of the registrant as specified in its charter)


           2-99554, 33-9518, 33-10349
          33-20826, 33-26683, 33-31592
          33-35340, 33-40243, 33-44591
          33-49296, 33-49689, 33-52603,
          33-54227                       75-2006294

Delaware    (Commission File Number)   (I.R.S. Employee
(State or other                         Identification No.)
jurisdiction of
incorporation)

8400 Normandale Lake Boulevard                 55437
Minneapolis, Minnesota                       (Zip Code)
(Address of Principal
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000





Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the April 1995 distribution to holders of the following series of Conduit Mortgage
Pass-Through Certificates.

Master Serviced by GMACM Pennsylvania

Series 1985-1
Series 1986-1
Series 1986-2
Series 1986-3
Series 1986-4
Series 1986-8
Series 1986-9
Series 1986-11

Master Serviced by Residential Funding Corporation

1986-12
1986-15
1987-1
1987-2
1987-3
1987-4
1987-S1
1987-S2
1987-S4
1987-6
1987-S5
1987-S6
1987-S7
1987-S8
1987-S9
1987-SA1
1988-S1
1988-3A
1988-3B
1988-3C
1988-4B
1988-4C
1988-4D
1989-2
1989-3A
1989-3B
1989-3C
1989-SW1A
1989-SW1B
1989-S1
1989-S2
1989-SW2
1989-4A
1989-4B
1989-4C
1989-4D
1989-4E
1989-S3
1989-S4
1989-5A
1989-5B
1989-S5
1989-7
1989-S6
1990-S1
1990-2
1990-3A
1990-3B
1990-3C
1990-4
1990-5
1990-6
1990-8
1990-9
1990-S14
1990-R16
1991-3
1991-4
1991-S8
1991-R9
1991-S11
1991-R13
1991-R14
1991-S15
1991-20
1991-21A
1991-21B
1991-21C
1991-25A
1991-25B
1991-23
1991-S24
1991-S28
1991-S29
1991-S30
1991-S31
1992-S1
1992-S2
1992-S3
1992-S4
1992-S5
1992-S6
1992-S7
1992-S8
1992-S9
1992-S10
1992-S11
1992-S12
1992-13
1992-S14
1992-S15
1992-S16
1992-17A
1992-17B
1992-17C
1992-S18
1992-S19
1992-S20
1992-S21
1992-S23
1992-S22
1992-S24
1992-S25
1992-S26
1992-S27
1992-S28
1992-S29
1992-S30
1992-S31
1992-S32
1992-S33
1992-S34
1992-S35
1992-S36
1992-S37
1992-S38
1992-S39
1992-S40
1992-S41
1992-S42
1992-S43
1992-S44
1993-S1
1993-S2
1993-S3
1993-S4
1993-S5
1993-S6
1993-S7
1993-S8
1993-S9
1993-S10
1993-MZ1
1993-S11
1993-S12
1993-S13
1993-S14
1993-S15
1993-MZ2
1993-S16
1993-S17
1993-S18
1993-19
1993-S20
1993-S21
1993-S22
1993-S23
1993-S27
1993-S24
1993-S25
1993-S26
1993-MZ3
1993-S28
1993-S29
1993-S30
1993-S33
1993-S31
1993-S32
1993-S34
1993-S38
1993-S41
1993-S35
1993-S36
1993-S37
1993-S39
1993-S42
1993-S40
1993-S43
1993-S44
1993-S46
1993-S45
1993-S47
1993-S48
1993-S49
1994-S1
1994-S2
1994-S3
1994-RS4
1994-S5
1994-S6
1994-MZ1
1994-S7
1994-S8
1994-S9
1994-S10
1994-S11
1994-S12
1994-S13
1994-S14
1994-S15
1994-S16
1994-S17
1994-S18
1994-S19
1994-S20
1995-S1
1995-S2
1995-S3
1995-S4
1995-S6
1995-R5
1995-S7
1995-S8
1995-S9
1995-S10



Item 7.  Financial Statements and Exhibits
(a)  Not applicable
(b)  Not applicable
(c)  See Item 5.



                         SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the
registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL FUNDING MORTGAGE
SECURITIES I, INC.

   By:  Davee Olson

 Name:  Davee Olson
Title:  Executive Vice President and
        Chief Financial Officer
Dated:  August 25, 1995